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Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on Tuesday, May 15, 2012

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/ms

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

[GRAPHIC OMITTED]

If you want to receive a paper or e-mail copy of these documents,you must request one.There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 2, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 800-991-5620

(outside of the U.S. and Canada call 212-269-5550).

Email: msmaterial@dfking.com

(you must reference your 11-digit control number in your email)

Internet: www.kingproxy.com/ms

Dear Morgan Stanley Shareholder:

The 2012 Annual Meeting of Shareholders of Morgan Stanley (the "Company") will be held at the Company's offices at 2000 Westchester Avenue, Purchase, New York
10577, on Tuesday, May 15, 2012, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)  elect members of the Board of Directors;

(2)  ratify the appointment of Deloitte and Touche LLP as independent auditor;

(3)  approve the amendment of the 2007 Equity Incentive Compensation Plan;

(4)  approve the amendment of the Directors' Equity Capital Accumulation Plan;

(5)  approve the compensation of executives as disclosed in the proxy statement
     (non-binding advisory resolution); and

(6)  transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 19, 2012 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s)
thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF
THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Morgan Stanley
2000 Westchester Avenue
Purchase, New York 10577

The following materials are available for you to review online:

[]   (the Company's 2012 Proxy Statement (including all attachments thereto);)

[]   (the Company's Annual Report on Form 10-K; and)

[]   (any amendments to the foregoing materials that are required to be furnished to shareholders.)

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: 800-991-5620 (outside of the U.S. and Canada call 212-269-5550)

Email: msmaterial@dfking.com (you must reference your 11-digit control number in your email)

Internet: www.kingproxy.com/ms

       The Proxy Materials for Morgan Stanley are available to review at:

                         http://www.proxyvoting.com/ms

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR

                WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

                            HOW TO VOTE BY INTERNET

      We encourage you to review the proxy materials online before voting.

                     Use the Internet to vote your shares.

            Go to http://www.proxyvoting.com/ms. In the box labeled

 "To Vote Your Shares by Internet" click on "Vote Now" to access the electronic proxy card and vote your shares.

             Have this notice in hand when you access the website.

 You will need to reference the 11-digit control number located on the reverse side.

0000137302_1 R1.0.0.11699

                      *** Exercise Your Right to Vote ***
     Important Notice Regarding the Availability of Proxy Materials for the
                 Shareholder Meeting to Be Held on May 15, 2012

MORGAN STANLEY

BROKER LOGO
HERE

Return  Address Line 1
Return  Address Line 2
Return  Address Line 3
51 MERCEDES
WAY EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234  ANYWHERE  STREET
ANY CITY, ON A1A 1A1

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               Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 19, 2012
Date: May 15, 2012 Time: 9:00 AM EDT
Location: Morgan Stanley

            2000 Westchester Avenue
            Purchase, New York 10577

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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0000137302_2  R1.0.0.11699

                                Before You Vote
                       How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow [] XXXX XXXX
XXXX  (located  on the  following  page) and  visit:  www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow[] XXXX XXXX XXXX
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2012 to facilitate timely delivery.

                                  How To Vote
               Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at
www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. []

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000137302_3  R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.  Election of Directors
    Nominees
1a  Roy J. Bostock
1b  Erskine B. Bowles
1c  Howard J. Davies
1d  James P. Gorman
1e  C. Robert Kidder
1f  Klaus Kleinfeld
1g  Donald T. Nicolaisen
1h  Hutham S. Olayan
1i  James W. Owens
1j  O. Griffith Sexton
1k  Ryosuke Tamakoshi
1l  Masaaki Tanaka
1m  Laura D. Tyson

The Board of Directors recommends you vote FOR the following proposal(s):

2 To ratify the appointment of Deloitte and Touche LLP as independent auditor

3 To amend the 2007 Equity Incentive Compensation Plan

4 To amend the Directors' Equity Capital Accumulation Plan

5 To approve the compensation of executives as disclosed in the proxy statement
(non-binding advisory resolution)

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                                 B A R C O D E

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VOTING ITEMS CONTINUED

RESERVED FOR BROADRIDGE INTERNAL CONTROL INFORMATION

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY
THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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